Exhibit 32.2

                        CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350
                        AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CompuDyne Corporation (the "Company") on Form 10-Q for the period ending June 30, 2003 accompanying this certification and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Geoffrey F. Feidelberg, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.  The Report fully complies with the requirements of section
    13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 13, 2003            /s/ Geoffrey F. Feidelberg
                                 ----------------------------
                                     Geoffrey F. Feidelberg
                                     Chief Financial Officer